1 First Quarter 2025 Shareholder Letter

“Over the past year, our team has worked to evolve into a performance-based organization that can leverage the scale that we are building with each new Shack, while continuing to put our team members and guests first. This evolution has resulted in better guest service, operational improvements and productivity, culinary innovation and menu strategy, and the foundation of a brand marketing model. We are investing in these new capabilities so that our business will be a launchpad for growth when the macro headwinds shift. From the operations scorecard system that is driving improvements in our operating KPIs to culinary innovation such as our recent Dubai Chocolate Pistachio Shake, we are embracing new ways of doing things to accelerate our growth,” said Chief Executive Officer, Rob Lynch. “We grew Total revenue, Restaurant-level profit, and Adjusted EBITDA by double-digits in the quarter, driven by strong new unit openings and execution against our operational strategies. While we faced more than 400 bps of traffic pressure in the quarter from weather and broader consumer pressures as well as the long duration of our Burger LTO, we still expanded our Restaurant- level profit margin by 120 bps year-over-year. This was a function of our new labor model as well as new strategies around food & paper and people management in our Shacks that we expect to drive continued improvements in 2025 and beyond,” said Chief Financial Officer, Katie Fogertey. Q 1 2 0 2 5 H I G H L I G H T S System-wide Sales $489.4m 10.4% growth year-over-year with strong new unit openings. Same-Shack Sales (SSS) Growth +0.2% Significant 1Q headwinds from weather and broader macro pressures. Restaurant-level Profit Margin1 20.7% 120 bps higher versus last year driven by strength of initiatives despite top-line pressures. 2 B U S I N E S S O V E R V I E W 1. Restaurant-level profit, Restaurant-level profit margin, Adjusted EBITDA and Adjusted pro forma net income are non-GAAP measures. Reconciliations to the most directly comparable financial measures presented in accordance with GAAP are set forth in the financial details section of this Shareholder Letter. FIRST QUARTER 2025 HIGHLIGHTS: • Total revenue grew 10.5% year-over-year to $320.9m. • Shack sales grew 10.4% year-over-year to $309.8m. • Licensing revenue grew 11.1% year-over-year to $11.1m. • System-wide sales grew 10.4% year-over-year to $489.4m. • Average weekly sales (AWS) decreased 1.4% year-over-year to $72k. • Same-Shack sales (SSS) grew 0.2% year-over-year. • Operating income of $2.8m versus $0.0m last year. • Restaurant-level profit margin1 of 20.7% of Shack sales, 120 bps improvement year-over-year. • Net income of $4.5m versus net income of $2.2m last year. • Adjusted EBITDA1 of $40.7m, up 13.5% year-over-year. • Net income attributable to Shake Shack Inc. of $4.2m, or earnings of $0.10 per diluted share. • Adjusted pro forma net income1 of $6.4m, or earnings of $0.14 per fully exchanged and diluted share. • Opened four new Company-operated Shacks, including two drive-thrus. Opened seven new licensed Shacks.

$55M $67M $64M $72M $64M 19.5% 22.0% 21.0% 22.7% 20.7% 17.0% 18.0% 19.0% 20.0% 21.0% 22.0% 23.0% $10 $20 $30 $40 $50 $60 $70 $80 1Q24 2Q24 3Q24 4Q24 1Q25 $73K $77K $76K $79K $72K 1Q24 2Q24 3Q24 4Q24 1Q25 $291M $316M $317M $329M $321M 1Q24 2Q24 3Q24 4Q24 1Q25 525 547 552 579 589 1Q24 2Q24 3Q24 4Q24 1Q25 $443M $484M $495M $501M $489M 1Q24 2Q24 3Q24 4Q24 1Q25 1. Restaurant-level profit, Restaurant-level profit margin, and Adjusted EBITDA are non-GAAP measures. Reconciliations to the most directly comparable financial measures presented in accordance with GAAP are set forth in the financial details section of this Shareholder Letter. Total Revenue Adjusted EBITDA1 Average Weekly Sales (AWS) System-wide Shack Count System-wide Sales Q 1 2 0 2 5 H I G H L I G H T S • S H A C K S A L E S : + 1 0 . 4 % Y E A R - O V E R - Y E A R • A D J U S T E D E B I T D A : + 1 3 . 5 % Y E A R - O V E R - Y E A R 3 Total revenue grew 10.5% year-over-year. System-wide sales grew 10.4% year-over-year. AWS decreased 1.4% year-over-year. System-wide unit count grew 12.2% year-over-year, including versus 1Q24: • 43 new Company-operated Shack openings • 36 new licensed Shack openings • 9 Company-operated Shack closures • 6 licensed Shack closures Adjusted EBITDA grew 13.5% year-over-year to 12.7% of Total revenue. % label indicates Adjusted EBITDA margin. Restaurant-level Profit1 % label indicates Restaurant-level profit margin.1 Restaurant-level profit grew 17.3% year-over-year. $36M $47M $46M $47M $41M 12.4% 14.9% 14.4% 14.2% 12.7% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 1Q24 2Q24 3Q24 4Q24 1Q25

TO O U R S H A R E H O L D E R S We are proud of our strong first quarter results. Against a challenging weather and macro industry backdrop, year-over-year we grew Total revenue by 10.5%, Restaurant-level profits by 17.3% with 120 bps of Restaurant-level profit margin expansion, and Adjusted EBITDA by 13.5%. This marks our 17th consecutive quarter of same-Shack sales growth, with double-digit increases in both Total revenue and Adjusted EBITDA. We continued our improvements in key operational metrics, with faster service and higher guest satisfaction scores, setting a strong foundation for future success. Our guests’ love for Shake Shack is as real as our ingredients. To our guests, the feeling is mutual. One of the greatest indicators of the global untapped demand for Shake Shack remains the warm and strong reception from our guests when we open a new Shack. In the first quarter, we opened 11 new Shacks system-wide and we even hit a record high opening day sales at a recent new suburban drive- thru in the US. This is a clear sign of the enduring power of our brand. Our recent licensed openings in Canada, Israel and Japan have also been strong. Our operational improvements are reverberating through our four walls. We grew our Restaurant-level profit by nearly double the rate that we grew Shack sales and significantly higher than our comp base sales. The newly implemented scorecard system is driving performance, and we are building our leadership bench with excellence as we look ahead to future Shack openings. We are accelerating innovation with our new Transformation Office and our recently opened Kitchen Innovation Lab. Here, we are testing new equipment, processes and layouts, all so that our team members have more time to focus on serving our guests without sacrificing the quality of our food. Despite macro uncertainties, we remain focused on creating durable value for all our stakeholders through initiatives to drive same-Shack sales including strengthening our culinary and calendar strategy and driving frequency. In addition, we are optimizing our operations, opening new Shacks with excellence at lower build costs, and growing our Licensed business. Our 2025 Strategic Priorities set the stage for our guidance that in each of the next three years, we will deliver at least 50 bps of Restaurant-level profit margin expansion and generate double digit Total revenue and Adjusted EBITDA growth. May 1, 2025

SHAKE SHACK®

ROAD TO 1500

2025 STRATEGIC PRIORITIES | OUR PROGRESS YEAR-TO-DATE

(1) BUILD A CULTURE OF LEADERS

WE ARE BUILDING A PIPELINE OF LEADERS TO SUPPORT OUR ROAD TO 1,500 SHACKS.

- Investments in ShiftUP and new leadership training to develop the talent needed to support our growth potential.

(2) OPTIMIZE RESTAURANT OPERATIONS

WE ARE DRIVING PROFITABILTIY WITH A FOCUS ON DEVELOPING OUR PEOPLE AND ACCOUNTABILITY ON PERFORMANCE.

- Grew Restaurant-level profit margins by 120 bps year-over-year through improvements in labor and food management.
- The 11th quarter of consistent Restaurant-level profit margin expansion year-over-year; our Shacks generated > 50% more profit per unit vs 1Q22.
- Improving core KPIs (labor, speed of service, guest satisfaction) with our new operations scorecard and process enhancements.

(3) DRIVE COMP SALES BY INCREASING GUEST FREQUENCY

OUR GREATEST OPPORTUNITY TO GROW SAME-SHACK SALES IS THROUGH FREQUENCY.

- Culinary focus: Dubai Chocolate Pistachio Shake and Summer BBQ.
- Frequency focus: Launched new offer capability in our App and Web channels to drive repeat visits, and expanding guest recognition capabilities.
- Drive-thru focus: Launched new combo menu in select Shacks with plans to put in all drive-thrus in 2QFY2025.

(4) BUILD AND OPERATE OUR SHACKS WITH BEST-IN-CLASS RETURNS

WE ARE GROWING OUR INDUSTRY LEADING CASH-ON-CASH RETURNS.

- Improving already strong cash-on-cash returns for new Shacks with significantly higher profitability levels and lower build costs.
- Focus on opening new Shacks with excellence and driving accountability for promptly achieving profitability targets.
- The 2025 class is on track to be our largest ever with 45 - 50 Shacks.

(5) ACCELERATE OUR LICENSED BUSINESS

WE ARE BUILDING THE PIPELINE FOR GROWTH AROUND THE GLOBE.

- We expect to open 35 – 40 licensed Shacks in 2025.
- Exciting culinary innovation to broaden our reach. We launched a new fish sandwich in Hong Kong in Q1 and plan to continue to expand our protein options throughout the year.

(6) INVEST IN OUR FUTURE & LONG-TERM STRATEGIC CAPABILITIES

WE ARE ACCELERATING OUR PACE OF INNOVATION.

- Opened our Kitchen Innovation Lab that is accelerating testing of new equipment, processes and layouts.
- Launched our Transformation Office to accelerate project execution.

LICENSED BUSINESS HIGHLIGHTS

We grew Licensing revenue in the first quarter by 11.1% year-over-year to $11.1m. Licensing sales[1] grew by 10.4% to $179.6m. In the first quarter, we opened seven new Shacks with our licensed partners. We continue to see strong sales performance from new Shack openings as well as in our North America and EMEA licensed Shacks, somewhat offset by a low single-digit percentage headwind from unfavorable foreign exchange rates.

In the first quarter, we expanded our partnership with Delta and began serving Shake Shack out of four additional domestic airports. Today, we offer meals through pre-selection via Delta's First-Class menu on qualifying domestic flights originating from Boston-Logan Airport, Hartsfield-Jackson Atlanta International Airport, Los Angeles International Airport, New York-LaGuardia, and Seattle-Tacoma International Airport.

We have grown our licensed business to 256 Shake Shack locations operated by our licensed partners in 20 markets and continue to expect to open approximately 35-40 licensed Shacks in FY2025.

WE GREW LICENSING SALES 10% VERSUS LAST YEAR

	1Q24	2Q24	3Q24	4Q24	1Q25
Licensing Sales	$162.7M	$178.3M	$190.2M	$184.1M	$179.6M
YoY Licensing Sales Growth	8%	8%	9%	11%	10%
NSOs	4	11	9	9	7


SHAKE SHACK
Pudong Airport, Shanghai


SHAKE SHACK
COACH
Yorkdale Mall, Canada


Boston-Logan Airport


SHAKE SHACK
Big Glilot, Israel

Fiscal February 2025

Gijang Outlet, Busan, South Korea
Pudong Airport, Shanghai, China
López Mateos, Guadalajara, Mexico
Yorkdale Mall, Toronto, Canada

Fiscal March 2025

BIG FASHION Glilot, Ramat Hasharon, Israel
Angola Roadway, New York, USA
Hiroshima Station, Hiroshima, Japan
Expanded Delta partnership to four more domestic airports

Fiscal April 2025

Antalya Airport, Antalya, Turkey
John F. Kennedy International Airport, New York, USA

1. Licensing sales is an operating measure and consists of sales from licensed Shacks. The Company does not recognize the sales from licensed Shacks as revenue. Of these amounts, revenue is limited to licensing revenue based on a percentage of sales from licensed Shacks, as well as certain up-front fees, such as territory fees and opening fees.

6

AWS AND SAME-SHACK SALES[1]

First quarter AWS was $72k.
A combination of unfavorable weather, consumer pressures, and calendar / culinary shifts pressured our AWS in the first quarter. Weather impacts were most felt in January while our February and March results reflected historical seasonality.



Q1 2025 AWS $72K
$73K
$77K
$76K
$79K
$73K
$69K
$75K
$77K
Total YoY Shack Sales Growth
15%
17%
15%
15%
15%
8%
9%
9%
First Quarter 2024
Second Quarter 2024
Third Quarter 2024
Fourth Quarter 2024
Fiscal January 2025
Fiscal February 2025
Fiscal March 2025
Fiscal April 2025

Same-Shack sales grew 0.2% year-over-year in 1Q25, despite more than 400 bps of weather and broader macro headwinds. We grew comparable Shack sales in nearly two thirds of our markets, led by the South (Atlanta, Houston, Miami and Orlando) where 1Q weather was milder. However, this had a larger impact on our New York City, Los Angeles, and Mid-Atlantic (including Washington, D.C.) Shacks. Traffic was down 4.6%, with these select markets and regions representing ~75% of our negative traffic, as well as broader headwinds from a longer duration of our burger LTO.

Price / mix grew 4.8%. For the quarter, we had approximately 4% in-Shack menu price and approximately 5% blended menu price across all channels. We exited the quarter with approximately 2% menu price for in-Shack and 3% menu price overall. We had positive mix, driven by Black Truffle.

1Q25 SSS[1] UP 0.2% VERSUS PRIOR YEAR



First Quarter 2024
Second Quarter 2024
Third Quarter 2024
Fourth Quarter 2024
First Quarter 2025
4%
5%
4%
5%
5%
2%
4%
4%
0%
(2%)
(1%)
0%
(1%)
(5%)
Total SSS %
Traffic %
Price/Mix %

SSS[1] BY REGION VERSUS PRIOR YEAR



First Quarter 2024
Second Quarter 2024
Third Quarter 2024
Fourth Quarter 2024
First Quarter 2025
6%
4%
0%
(2%)
(3%)
3%
2%
1%
(2%)
(4%)
NYC (incl. Manhattan)
South
West
Northeast
Midwest

1. Same-Shack sales, or "SSS", and same-Shack sales growth are key metrics. As a reminder, SSS excludes the impact of closures that are two consecutive days or more, but one day closures and the impact of operating with fewer hours are included.

8 R E S T A U R A N T - L E V E L P R O F I T First quarter Restaurant-level profit1 grew 17.3% year-over-year to $64.2m, and Restaurant-level profit margin improved 120 bps to 20.7% of Shack sales. Restaurant-level costs in the first quarter (covered in more detail on the following pages) were as follows: • Food and paper costs were 27.8% of Shack sales. • Labor and related expenses were 28.0% of Shack sales. • Other operating expenses were 15.6% of Shack sales. • Occupancy and related expenses were 7.9% of Shack sales. We delivered strong year-over-year Restaurant-level profit margin expansion of 120 bps in the first quarter largely driven by the success of our strategic initiatives even as sales were pressured. Our results provide us confidence in our long-term margin outlook and expectation to deliver at least 110 bps of Restaurant-level margin expansion in 2025. 1. Restaurant-level profit and Restaurant-level profit margin are non-GAAP measures. A reconciliation to the most directly comparable financial measure presented in accordance with GAAP is set forth in the financial details section of this Shareholder Letter. $55M $67M $64M $72M $64M 1Q24 2Q24 3Q24 4Q24 1Q25 Restaurant-level Profit1 ($) Restaurant-level Profit Margin1 (%) Restaurant-level profit grew 17.3% year-over-year. Restaurant-level profit margin expanded 120 bps year-over-year. 19.5% 22.0% 21.0% 22.7% 20.7% 1Q24 2Q24 3Q24 4Q24 1Q25

RESTAURANT-LEVEL PROFIT
FOOD & PAPER COSTS

Food and paper costs ("COGS") were 27.8% of Shack sales in the first quarter, down 80 bps year-over-year. Blended food & paper inflation was up low single-digits. A few key items in our basket remained inflationary this quarter including beef, up mid single-digits year-over-year. Paper and packaging costs decreased by mid single-digits year-over-year.

COGS as a % of Shack Sales



28.6%
27.8%
28.2%
28.0%
27.8%
1Q24
2Q24
3Q24
4Q24
1Q25

We are planning for food and paper inflationary pressures to remain in 2025, led by beef. To help address continued cost pressures in our business, we continue to identify savings opportunities through various supply chain strategies, including bringing on more suppliers, leveraging our scale and optimizing freight. Our guidance assumes no material changes in the macro-economic or geopolitical landscape and the potential impact to system-wide sales or costs, including any outsized impacts from potential tariffs.

Food and Paper Inflationary Pressures

Commodities	Basket Range	1Q2025 YoY Actual Inflation	2Q2025 YoY Inflation Outlook*	FY2025 YoY Inflation Outlook*
Beef	~ 30% to 35%[2]	+ MSD %	+ MSD %	+LSD - MSD %
Total Food[1]	~ 90%[3]	+ LSD %	+ LSD %	+ LSD %
Paper and Packaging	~ 10%[4]	- MSD %	- LSD %	- LSD %
Blended Food & Paper	**100%**	**+ LSD %**	**+ LSD %**	**Flat - + LSD %**

*Our basket can change due to product and sales channel mix. Additionally, we do not contract many components of our basket, and those that we do have different contracted periods throughout the year. We are providing our current expectations for our basket; however, the blended weight and the individual components are subject to change for a variety of reasons.



1. Total Food includes food and beverage.
2. Beef basket range calculated as a % of Total Blended Food & Paper.
3. Total Food basket range calculated as a % of Total Blended Food & Paper.
4. Paper & Packaging basket range calculated as a % of Total Blended Food & Paper.

9

RESTAURANT-LEVEL PROFIT
LABOR, OTHER OPEX & OCCUPANCY

Labor and related expenses ("Labor") were 28.0% of Shack sales in the first quarter, down 110 bps year-over-year. Our new labor model continued to drive efficiencies in the quarter while guest metrics improved simultaneously. Our operators were quick to adjust to changing sales levels from macro and weather headwinds, and we improved our operational efficiency following the implementation of our new standard scorecard.

Labor as a % of Shack Sales[1]


29.1%
28.4%
28.2%
excl. adjustment
28.0%
26.9%
28.0%
1Q24
2Q24
3Q24
4Q24
1Q25

1. Adjustment: 2Q24: $0.4m of expenses related to California healthcare charges for fiscal 2020 through 2023 which do not represent fiscal 2024 Labor and related expenses.

Other Opex as a % of Shack Sales


14.9%
14.4%
14.9%
14.8%
15.6%
1Q24
2Q24
3Q24
4Q24
1Q25

Other operating expenses ("Other opex") were 15.6% of Shack sales in the first quarter, up 70 bps year-over-year, led by marketing investments to drive sales, as well as a greater percentage of our mix coming from digital channels. Our digital mix in the quarter was 38.1%, up from 36.8% in 1Q24.

Occupancy and related expenses ("Occupancy") were 7.9% of Shack sales in the first quarter, flat year-over-year.

Occupancy as a % of Shack Sales


7.9%
7.6%
7.7%
7.6%
7.9%
1Q24
2Q24
3Q24
4Q24
1Q25

10

G&A Expenses1 First quarter General and administrative (“G&A”) expenses were $40.6m, or $39.4m excluding $1.2m related to one-time adjustments. G&A, excluding one-time adjustments, was 12.3% of Total revenue in the quarter, 100 bps higher than last year. We increased investments in our teams and capabilities, with a focus on operations and development, to support our future growth. $25M $25M $26M $26M $27M 1Q24 2Q24 3Q24 4Q24 1Q25 Depreciation and Amortization Expense $3M $4M $4M $5M $3M 1Q24 2Q24 3Q24 4Q24 1Q25 Pre-opening Costs A D D I T I O N A L E X P E N S E S & A D J U S T E D E B I T D A 2. Adjusted EBITDA is a non-GAAP measure. A reconciliation to the most directly comparable financial measures presented in accordance with GAAP are set forth in the financial details section of this Shareholder Letter. Adjusted EBITDA grew 13.5% year-over-year to $40.7m, or 12.7% of Total revenue. EBITDA adjustments for 1Q25 totaled $8.5m, consisting of (i) equity-based compensation of $4.5m, (ii) impairments, loss on disposal of assets, and Shack closures of $2.1m, (iii) legal settlement of $1.0m, (iv) $0.6m of amortization of cloud-based software implementation costs and (v) $0.3m of restatement costs. Adjusted EBITDA2 11 1. One-time adjustments: 1Q24 $3.1M restatement costs related to prior periods, professional fees and executive transition costs, 2Q24 $2.0M professional fees and executive transition costs, 3Q24 $0.8M professional fees and executive transition costs, 4Q24 $0.8M professional fees and executive transition costs and 1Q25 $1.2M legal settlement and restatement costs to related to prior periods. Depreciation and amortization expense was $26.5m. Our Depreciation and amortization expense increases as we place development and other IT assets into service. Pre-opening costs were $3.2m. Our new strategies including a dedicated training and operating team is yielding cost savings while ensuring strong new unit operating performance. $33M $34M $35M $40M $39M$36M $36M $36M excl. one- time adjustments excl. one- time adjustments excl. one- time adjustments excl. one- time adjustments excl. one- time adjustments $41M $41M $36M $47M $46M $47M $41M 12.4% 14.9% 14.4% 14.2% 12.7% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 1Q24 2Q24 3Q24 4Q24 1Q25 % label indicates Adjusted EBITDA margin

FINANCIAL OUTLOOK

Fiscal second quarter and fiscal year 2025 guidance is derived from preliminary, unaudited results based on information currently available to the Company. We factor in an assumption around a degree of pressure on the consumer spending landscape and ongoing inflationary headwinds and do not reflect any change in the current environment or outsized impacts from potential tariffs. While the Company believes these estimates are meaningful, they could differ from the actual results that the Company ultimately reports in its Quarterly Report on Form 10-Q for fiscal quarter ending June 25, 2025 and its Annual Report on Form 10-K for the fiscal year ending December 31, 2025.

Q2 2025 Guidance

Company-operated openings	14 - 16
Licensed openings	5 - 7
Total revenue	$346m - $353m
Licensing revenue	$11.9m - $12.3m
Same-Shack sales versus 2024	+ LSD %
Restaurant-level profit margin	23.0% - 23.5%

FY 2025 Guidance

Company-operated openings	45 – 50
Licensed openings	35 – 40
Total revenue	$1.4b – $1.5b
Licensing revenue	$49m - $51m
Same-Shack sales versus 2024	+ LSD%
Restaurant-level profit margin	~22.5%
General and administrative expenses[1]	~11.5% of Total revenue
Equity-based compensation	$22m
Depreciation and amortization expense	$107m - $110m
Pre-opening costs	$16m - $19m
Net income	$45m - $60m
Adjusted EBITDA	$205m - $215m
Adjusted Pro Forma Tax Rate	24% - 25%

Three Year Financial Targets[2]

Total revenue growth	Low Teens %
System-wide unit growth	Low Teens %
Restaurant-level profit margin	At least 50 bps expansion / year
Adjusted EBITDA growth	Low - High Teens %

1. G&A includes $20m of the $22m total Equity-based compensation.
2. These targets reflect metrics for fiscal years 2025, 2026 and 2027. FY2025 has 53 weeks, and these targets have been adjusted to exclude the 53rd week.

These forward-looking projections are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different from these projections. Factors that may cause such differences include those discussed in the Company's Form 10-K for the fiscal year ended December 25, 2024, and our Cautionary Note On Forward-Looking Statements herein.

These forward-looking projections should be reviewed in conjunction with the consolidated financial statements and the section titled "Cautionary Note Regarding Forward-Looking Statements", within the Company's Form 10-K, which form the basis of our assumptions used to prepare these forward-looking projections. You should not attribute undue certainty to these projections, and we undertake no obligation to revise or update any forward-looking information, except as required by law.

12

Financial Details & Definitions

C A U T I O N A RY N O T E O N F O R WA R D - L O O K I N G S TAT E M E N T S 14 This presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different from the statements made herein. All statements other than statements of historical fact included in this presentation are forward-looking statements, including, but not limited to, the Company's growth, including its long-term growth goals, strategic initiatives and priorities, and liquidity. Forward looking statements discuss the Company's current expectations, targets and projections relating to the Company's financial position, results of operations, plans, objectives, future performance and business, including expected financial results and operating performance for fiscal 2025, strategic priorities, expected development targets, and fiscal second quarter and full year 2025 guidance and three-year financial targets. Forward-looking statements reflect the Company’s current expectations and projections with respect to future events and are based on certain assumptions and are subject to risks and uncertainties that could cause the Company's actual results to differ materially from trends, plans, or expectations set forth in the forward-looking statements. relating to its financial position, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "aim," "anticipate," "believe," "estimate," "expect," "forecast," "future," "intend," "outlook," "potential," "preliminary," "project," "projection," "plan," "seek," "targets," "may," "could," "would," "will," "should," "can," "can have," "likely," the negatives thereof and other similar expressions. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. Some of the factors which could cause results to differ materially from the Company’s expectations include the Company's ability to develop and open new Shacks on a timely basis, increased costs or shortages or interruptions in the supply and delivery of the Company's products, increased labor costs or shortages, inflationary pressures, the impact of tariffs, the impact of Shack closures, the Company's management of its digital capabilities and expansion into delivery, as well as its kiosk, drive-thru and multiple format investments, the Company's ability to maintain and grow sales at its existing Shacks, risks relating to the restaurant industry generally, and the Company's ability to maintain proper and effective internal controls over financial reporting. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 25, 2024 as filed with the Securities and Exchange Commission ("SEC") and other filings filed with the SEC. All of the Company's SEC filings are available online at www.sec.gov, www.shakeshack.com or upon request from Shake Shack Inc. The forward-looking statements included in this presentation are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

D E F I N I T I O N S 15 The following definitions, and definitions on the subsequent pages, apply to terms as used in this shareholder letter: "Shack sales" is defined as the aggregate sales of food, beverages, gift card breakage income, and Shake Shack branded merchandise at Company-operated Shacks and excludes sales from licensed Shacks. “System-wide sales” is an operating measure and consists of sales from Company-operated Shacks and licensed Shacks. The Company does not recognize the sales from licensed Shacks as revenue. Of these amounts, revenue is limited to licensing revenue based on a percentage of sales from licensed Shacks, as well as certain up-front fees, such as territory fees and opening fees. "Same-Shack sales" or “SSS” represents Shack sales for the comparable Shack base, which is defined as the number of Company- operated Shacks open for 24 full fiscal months or longer. For consecutive days that Shacks were temporarily closed, the comparative period was also adjusted. "Average weekly sales" or “AWS” is calculated by dividing total Shack sales by the number of operating weeks for all Shacks in operation during the period. For Shacks that are not open for the entire period, fractional adjustments are made to the number of operating weeks open such that it corresponds to the period of associated sales. “Adjusted pro forma net income," a non-GAAP measure, represents Net income attributable to Shake Shack Inc. assuming the full exchange of all outstanding SSE Holdings, LLC membership interests ("LLC Interests") for shares of Class A common stock, adjusted for certain non-recurring and other items that the Company does not believe directly reflect its core operations and may not be indicative of the Company’s recurring business operations. “EBITDA,” a non-GAAP measure, is defined as Net income before interest expense (net of interest income), Income tax expense, and Depreciation and amortization expense. “Adjusted EBITDA,” a non-GAAP measure, is defined as EBITDA (as defined above), excluding equity-based compensation expense, Impairments, loss on disposal of assets and Shack closures, amortization of cloud-based software implementation costs, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. “Adjusted EBITDA margin,” a non-GAAP measure, is defined as Net income before interest expense (net of interest income), Income tax expense and Depreciation and amortization expense, which also excludes equity-based compensation expense, Impairments, loss on disposal of assets and Shack closures, amortization of cloud-based software implementation costs, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations, as a percentage of Total revenue. “Restaurant-level profit,” a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses, including Food and paper costs, Labor and related expenses, Other operating expenses, and Occupancy and related expenses. "Restaurant-level profit margin," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses, including Food and paper costs, Labor and related expenses, Other operating expenses and Occupancy and related expenses as a percentage of Shack sales.

DEVELOPMENT HIGHLIGHTS

	Fiscal Quarter Ended	
	March 25, 2025	March 27, 2024
Shacks in the comparable base	250	224
Shack counts (at the end of the period)		
System-wide total	589	525
Company-operated	333	299
Licensed total	256	226
Domestic Licensed	45	39
International Licensed	211	187

Development Highlights

During the first quarter of 2025, we opened four new Company-operated Shacks and seven new licensed Shacks. Below are Shacks opened during the first quarter of 2025.

Location	Type	**Opening Date**
Busan, South Korea — Gijang Outlet	Licensed	1/23/2025
Shanghai, China — Pudong Airport	Licensed	1/24/2025
Guadalajara, Mexico — Lopez Mateos	Licensed	2/11/2025
Toronto, Canada — Yorkdale	Licensed	2/12/2025
Ramat Hasharon, Israel — Big Fashion Glilot	Licensed	2/26/2025
Naperville, IL — Naperville	Company-operated	3/11/2025
Houston, TX — Town and Country	Company-operated	3/18/2025
Oxnard, CA — Oxnard	Company-operated	3/19/2025
Angola, NY — Angola Roadway	Licensed	3/19/2025
Hiroshima, Japan — Hiroshima Station	Licensed	3/24/2025
Cincinnati, OH — Clifton	Company-operated	3/25/2025

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B A L A N C E S H E E T S ( U N A U D I T E D ) 17 March 26, December 25, 2025 2024 ASSETS Current assets: Cash and cash equivalents 312,921$ 320,714$ Accounts receivable, net 18,284 19,687 Inventories 5,312 6,014 Prepaid expenses and other current assets 28,086 21,801 Total current assets 364,603 368,216 Property and equipment, net of accumulated depreciation of $481,873 and $457,186 respectively. 562,286 551,600 Operating lease assets 442,678 424,611 Deferred income taxes, net 345,696 341,586 Other assets 12,201 10,958 TOTAL ASSETS 1,727,464$ 1,696,971$ LIABILITIES AND STOCKHOLDERS' EQUITY Current liabilities: Accounts payable 20,678$ 23,609$ Accrued expenses 70,864 63,005 Accrued wages and related liabilities 20,548 25,422 Operating lease liabilities, current 57,538 55,739 Other current liabilities 21,004 19,538 Total current liabilities 190,632 187,313 Long-term debt 246,945 246,683 Long-term operating lease liabilities 514,637 494,499 Liabilities under tax receivable agreement, net of current portion 247,421 247,017 Other long-term liabilities 30,324 27,833 Total liabilities 1,229,959 1,203,345 Commitments and contingencies Stockholders' equity: Preferred stock, no par value—10,000,000 shares authorized; none issued and outstanding as of March 26, 2025 and December 25, 2024. - - Class A common stock, $0.001 par value—200,000,000 shares authorized; 40,221,661 and 40,068,068 shares issued and outstanding as of March 26, 2025 and December 25, 2024, respectively. 40 40 Class B common stock, $0.001 par value—35,000,000 shares authorized; 2,444,789 and 2,455,713 shares issued and outstanding as of March 26, 2025 and December 25, 2024, respectively. 2 2 Additional paid-in capital 442,047 442,993 Retained earnings 31,229 26,984 Accumulated other comprehensive loss (2) (1) Total stockholders' equity attributable to Shake Shack, Inc. 473,316 470,018 Non-controlling interests 24,189 23,608 Total equity 497,505 493,626 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY 1,727,464$ 1,696,971$ (in thousands, except share and per share amounts)

STATEMENTS OF INCOME
(UNAUDITED)

	Thirteen Weeks Ended					
	March 26,			March 27,		
(in thousands, except per share amounts)	2025			2024		
Shack sales	$	309,838	96.6%	$	280,552	96.6%
Licensing revenue		11,060	3.4%		9,952	3.4%
TOTAL REVENUE		320,898	100.0%		290,504	100.0%
Shack-level operating expenses[1]:						
Food and paper costs		86,037	27.8%		80,253	28.6%
Labor and related expenses		86,668	28.0%		81,509	29.1%
Other operating expenses		48,262	15.6%		41,856	14.9%
Occupancy and related expenses		24,631	7.9%		22,188	7.9%
General and administrative expenses		40,640	12.7%		35,944	12.4%
Depreciation and amortization expense		26,543	8.3%		25,441	8.8%
Pre-opening costs		3,218	1.0%		2,753	0.9%
Impairments, loss on disposal of assets, and Shack closures		2,057	0.6%		526	0.2%
TOTAL EXPENSES		318,056	99.1%		290,470	100.0%
INCOME FROM OPERATIONS		2,842	0.9%		34	0.0%
Other income, net		2,971	0.9%		3,206	1.1%
Interest expense		(563)	(0.2)%		(508)	(0.2)%
INCOME BEFORE INCOME TAXES		5,250	1.6%		2,732	0.9%
Income tax expense		737	0.2%		518	0.2%
NET INCOME		4,513	1.4%		2,214	0.8%
Less: Net income attributable to non-controlling interests		268	0.1%		174	0.1%
NET INCOME ATTRIBUTABLE TO SHAKE SHACK INC.	$	4,245	1.3%	$	2,040	0.7%
Earnings per share of Class A common stock:						
Basic	$	0.11		$	0.05	
Diluted	$	0.10		$	0.05	
Weighted-average shares of Class A common stock outstanding:						
Basic		40,120			39,515	
Diluted		41,864			41,259	

(1) As a percentage of Shack sales.

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CASH FLOW STATEMENTS
(UNAUDITED)

	Thirteen Weeks Ended	
	March 26, 2025	March 27, 2024
OPERATING ACTIVITIES		
Net income (including amounts attributable to non-controlling interests)	$ 4,513	$ 2,214
Adjustments to reconcile net income to net cash provided by operating activities:		
Depreciation and amortization expense	26,543	25,441
Amortization of debt issuance costs	262	262
Amortization of cloud computing assets	606	518
Non-cash operating lease cost	20,674	18,490
Equity-based compensation	4,541	3,642
Deferred income taxes	(644)	(131)
Non-cash interest	33	(164)
Net amortization of discount on held-to-maturity securities	—	(370)
Impairments, loss on disposal of assets, and Shack closures	2,057	526
Changes in operating assets and liabilities:		
Accounts receivable	1,403	2,389
Inventories	702	331
Prepaid expenses and other current assets	(3,786)	(2,757)
Other assets	(2,375)	(650)
Accounts payable	(2,225)	(3,760)
Accrued expenses	5,566	2,027
Accrued wages and related liabilities	(4,874)	(1,696)
Other current liabilities	(409)	709
Operating lease liabilities	(23,128)	(17,213)
Other long-term liabilities	1,763	857
NET CASH PROVIDED BY OPERATING ACTIVITIES	31,222	30,665
INVESTING ACTIVITIES		
Purchases of property and equipment	(29,352)	(33,054)
Maturities of held-to-maturity marketable securities	—	44,361
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(29,352)	11,307
FINANCING ACTIVITIES		
Payments on principal of finance leases	(1,290)	(910)
Distributions paid to non-controlling interest holders	(21)	(145)
Payments under tax receivable agreement	(24)	—
Net proceeds from stock option exercises	123	474
Employee withholding taxes related to net settled equity awards	(8,450)	(5,840)
NET CASH USED IN FINANCING ACTIVITIES	(9,662)	(6,421)
Effect of exchange rate changes on cash and cash equivalents	(1)	(1)
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(7,793)	35,550
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	320,714	224,653
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$ 312,921	$ 260,203

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R E S TA U R A N T - L E V E L P R O F I T D E F I N I T I O N S 20 Restaurant-Level Profit “Restaurant-level profit,” a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses, including Food and paper costs, Labor and related expenses, Other operating expenses, and Occupancy and related expenses. Restaurant-level Profit Margin "Restaurant-level profit margin," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses, including Food and paper costs, Labor and related expenses, Other operating expenses and Occupancy and related expenses as a percentage of Shack sales. How This Measure Is Useful When used in conjunction with GAAP financial measures, Restaurant-level profit and Restaurant-level profit margin are supplemental measures of operating performance that the Company believes are useful measures to evaluate the performance and profitability of its Shacks. Additionally, Restaurant-level profit and Restaurant-level profit margin are key metrics used internally by management to develop internal budgets and forecasts, as well as assess the performance of its Shacks relative to budget and against prior periods. It is also used to evaluate employee compensation as it serves as a metric in certain performance-based employee bonus arrangements. The Company believes presentation of Restaurant-level profit and Restaurant-level profit margin provides investors with a supplemental view of its operating performance that can provide meaningful insights to the underlying operating performance of the Shacks, as these measures depict the operating results that are directly impacted by the Shacks and exclude items that may not be indicative of, or are unrelated to, the ongoing operations of the Shacks. It may also assist investors to evaluate the Company's performance relative to peers of various sizes and maturities and provides greater transparency with respect to how management evaluates the business, as well as the financial and operational decision-making. Limitations of the Usefulness of this Measure Restaurant-level profit and Restaurant-level profit margin may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of Restaurant-level profit and Restaurant-level profit margin is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Restaurant-level profit excludes certain costs, such as General and administrative expenses and Pre-opening costs, which are considered normal, recurring cash operating expenses and are essential to support the operation and development of the Company's Shacks. Therefore, this measure may not provide a complete understanding of the Company's operating results as a whole and Restaurant-level profit and Restaurant-level profit margin should be reviewed in conjunction with the Company’s GAAP financial results. A reconciliation of Restaurant-level profit to operating income, the most directly comparable GAAP financial measure, is set forth on next slide.

RESTAURANT-LEVEL PROFIT

(dollar amounts in thousands)	Thirteen Weeks Ended March 26, 2025	Thirteen Weeks Ended March 27, 2024
Income from operations	$ 2,842	$ 34
Less:		
Licensing revenue	11,060	9,952
Add:		
General and administrative expenses	40,640	35,944
Depreciation and amortization expense	26,543	25,441
Pre-opening costs	3,218	2,753
Impairments, loss on disposal of assets, and Shack closures	2,057	526
Restaurant-level profit	$ 64,240	$ 54,746
Total revenue	$ 320,898	$ 290,504
Less: Licensing revenue	11,060	9,952
Shack sales	$ 309,838	$ 280,552
Restaurant-level profit margin(1)	20.7%	19.5%

(1) As a percentage of Shack sales.

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EBITDA and Adjusted EBITDA EBITDA, a non-GAAP measure, is defined as Net income before interest expense (net of interest income), Income tax expense and Depreciation and amortization expense. Adjusted EBITDA, a non-GAAP measure, is defined as EBITDA (as defined above) excluding equity-based compensation expense, Impairments, loss on disposal of assets and Shack closures, amortization of cloud- based software implementation costs, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. How These Measures Are Useful When used in conjunction with GAAP financial measures, EBITDA and adjusted EBITDA are supplemental measures of operating performance that the Company believes are useful measures to facilitate comparisons to historical performance and competitors' operating results. Adjusted EBITDA is a key metric used internally by management to develop internal budgets and forecasts and also serves as a metric in its performance-based equity incentive programs and certain bonus arrangements. The Company believes presentation of EBITDA and adjusted EBITDA provides investors with a supplemental view of the Company's operating performance that facilitates analysis and comparisons of its ongoing business operations because they exclude items that may not be indicative of the Company's ongoing operating performance. Limitations of the Usefulness of These Measures EBITDA and adjusted EBITDA may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of EBITDA and adjusted EBITDA is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. EBITDA and adjusted EBITDA exclude certain normal recurring expenses. Therefore, these measures may not provide a complete understanding of the Company's performance and should be reviewed in conjunction with the GAAP financial measures. A reconciliation of EBITDA and adjusted EBITDA to Net income, the most directly comparable GAAP measure, is set forth on next slide. A DJ U S T E D E B I T D A D E F I N I T I O N S 22

A DJ U S T E D E B I T D A 23 (dollar amounts in thousands) March 26, 2025 March 27, 2024 Net income 4,513$ 2,214$ Depreciation and amortization expense 26,543 25,441 Interest expense, net 523 (27) Income tax expense 737 518 EBITDA 32,316$ 28,146$ Equity-based compensation 4,541 3,642 Amortization of cloud-based software implementation costs 606 518 Impairments, loss on disposal of assets, and Shack closures 2,057 526 Restatement costs(1) 254 1,391 Legal settlements(2) 983 - CEO transition costs - 479 Other(3) (12) 1,183 Adjusted EBITDA 40,745$ 35,885$ Adjusted EBITDA margin(4) 12.7% 12.4% (1) (2) (3) (4) Calculated as a percentage of Total revenue, which was $320.9 million and $290.5 million for the thirteen weeks ended March 26, 2025 and March 27, 2024, respectively. Thirteen Weeks Ended Expenses incurred to establish accruals related to the settlements of legal matters. Expenses incurred related to the restatement of prior periods in the 2023 Form 10-K. Expenses incurred for professional fees related to non-recurring matters.

Adjusted Pro Forma Net Income and Adjusted Pro Forma Earnings Per Fully Exchanged and Diluted Share Adjusted pro forma net income represents Net income attributable to Shake Shack Inc. assuming the full exchange of all outstanding SSE Holdings, LLC membership interests ("LLC Interests") for shares of Class A common stock, adjusted for certain non- recurring items that the Company does not believe are directly related to its core operations and may not be indicative of recurring business operations. Adjusted pro forma earnings per fully exchanged and diluted share is calculated by dividing adjusted pro forma net income by the weighted-average shares of Class A common stock outstanding, assuming the full exchange of all outstanding LLC Interests, after giving effect to the dilutive effect of outstanding equity-based awards. How These Measures Are Useful When used in conjunction with GAAP financial measures, adjusted pro forma net income and adjusted pro forma earnings per fully exchanged and diluted share are supplemental measures of operating performance that the Company believes are useful measures to evaluate performance period over period and relative to its competitors. By assuming the full exchange of all outstanding LLC Interests, the Company believes these measures facilitate comparisons with other companies that have different organizational and tax structures, as well as comparisons period over period because it eliminates the effect of any changes in Net income attributable to Shake Shack Inc. driven by increases in its ownership of SSE Holdings, which are unrelated to the Company's operating performance, and excludes items that are non-recurring or may not be indicative of ongoing operating performance. Limitations of the Usefulness of These Measures Adjusted pro forma net income and adjusted pro forma earnings per fully exchanged and diluted share may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of adjusted pro forma net income and adjusted pro forma earnings (loss) per fully exchanged and diluted share should not be considered alternatives to Net income and earnings per share, as determined under GAAP. While these measures are useful in evaluating the Company's performance, it does not account for the earnings attributable to the non-controlling interest holders and therefore does not provide a complete understanding of the Net income attributable to Shake Shack Inc. Adjusted pro forma net income and adjusted pro forma earnings per fully exchanged and diluted share should be evaluated in conjunction with GAAP financial results. A DJ U S T E D P R O F O R M A N E T I N C O M E A N D I N C O M E P E R S H A R E D E F I N I T I O N S 24

A DJ U S T E D P R O F O R M A N E T I N C O M E A N D I N C O M E P E R S H A R E 25 (in thousands, except per share amounts) March 26, 2025 March 27, 2024 Numerator: Net income attributable to Shake Shack Inc. 4,245$ 2,040$ Adjustments: Reallocation of Net income attributable to non-controlling interests from the assumed exchange of LLC Interests(1) 268 174 Impairment charge and Shack closures(2) 1,653 - Restatement costs(3) 254 1,391 Legal settlements(4) 983 - CEO transition costs - 479 Other(5) (12) 1,183 Tax impact of above adjustments(6) (993) 356 Adjusted pro forma net income 6,398$ 5,623$ Denominator: Weighted-average shares of Class A common stock outstanding—diluted 41,864 41,259 Adjustments: Assumed exchange of LLC Interests for shares of Class A common stock(1) 2,449 2,830 44,313 44,089 Adjusted pro forma earnings per fully exchanged share—diluted 0.14$ 0.13$ March 26, 2025 March 27, 2024 Earnings per share of Class A common stock—diluted 0.10$ 0.05$ Non-GAAP adjustments(7) 0.04 0.08 Adjusted pro forma earnings per fully exchanged share—diluted 0.14$ 0.13$ (1) (2) (3) (4) (5) (6) (7) Represents the tax effect of the aforementioned adjustments and pro forma adjustments to reflect corporate income taxes at assumed effective tax rates of 21.3% and 2.8% for the thirteen weeks ended March 26, 2025 and March 27, 2024, respectively. Amounts include provisions for U.S. federal income taxes, certain LLC entity-level taxes and foreign withholding taxes, assuming the highest statutory rates apportioned to each applicable state, local and foreign jurisdiction. Expenses incurred related to the restatement of prior periods in the 2023 Form 10-K. Represents the per share impact of non-GAAP adjustments for each period. Refer to the reconciliation of Adjusted pro forma net income above, for additional information. Thirteen Weeks Ended Expenses incurred for professional fees related to non-recurring matters. Adjusted pro forma fully exchanged weighted-average shares of Class A common stock outstanding—diluted Assumes the exchange of all outstanding LLC Interests for shares of Class A common stock, resulting in the elimination of the non-controlling interest and recognition of the net income attributable to non-controlling interests. Thirteen Weeks Ended Expenses incurred related to Shack closures during fiscal 2024. Expenses incurred to establish accruals related to the settlements of legal matters.

Adjusted Pro Forma Effective Tax Rate Adjusted pro forma effective tax rate represents the effective tax rate assuming the full exchange of all outstanding SSE Holdings, LLC membership interests ("LLC Interests") for shares of Class A common stock, adjusted for certain non-recurring items that the Company does not believe are directly related to its core operations and may not be indicative of its recurring business operations. How This Measure Is Useful When used in conjunction with GAAP financial measures, adjusted pro forma effective tax rate is a supplemental measure of operating performance that the Company believes is useful to evaluate its performance period over period and relative to its competitors. By assuming the full exchange of all outstanding LLC Interests, the Company believes this measure facilitates comparisons with other companies that have different organizational and tax structures, as well as comparisons period over period because it eliminates the effect of any changes in effective tax rate driven by increases in its ownership of SSE Holdings, which are unrelated to the Company's operating performance, and excludes items that are non-recurring or may not be indicative of ongoing operating performance. Limitations of the Usefulness of this Measure Adjusted pro forma effective tax rate may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of adjusted pro forma effective tax rate should not be considered an alternative to effective tax rate, as determined under GAAP. While this measure is useful in evaluating the Company's performance, it does not account for the effective tax rate attributable to the non-controlling interest holders and therefore does not provide a complete understanding of effective tax rate. Adjusted pro forma effective tax rate should be evaluated in conjunction with GAAP financial results. A reconciliation of adjusted pro forma effective tax rate, the most directly comparable GAAP measure, is set forth on next slide. A DJ U S T E D P R O F O R M A E F F E C T I V E TA X R AT E D E F I N I T I O N S 26

2025 ADJUSTED PRO FORMA EFFECTIVE TAX RATE

(dollar amounts in thousands)	Thirteen Weeks Ended March 26, 2025 Income Tax Expense (Benefit)	Income (Loss) Before Income Taxes	Effective Tax Rate
As reported	$ 737	$ 5,250	14.0%
Non-GAAP adjustments (before tax):			
Legal settlements	-	983	-
Impairment charge and Shack closures	-	1,653	-
Restatement costs	-	254	-
Other Adjustments	-	(12)	-
Tax effect of non-GAAP adjustments and assumed exchange of outstanding LLC Interests	993	-	-
Adjusted pro forma	$ 1,730	$ 8,128	**21.3%**
Less:			
Net tax impact from stock-based compensation	272	-	-
Adjusted pro forma (excluding windfall tax benefits)	$ 2,002	$ 8,128	**24.6%**

2024 ADJUSTED PRO FORMA EFFECTIVE TAX RATE

(dollar amounts in thousands)	Thirteen Weeks Ended March 27, 2024 Income Tax Expense (Benefit)	Income (Loss) Before Income Taxes	Effective Tax Rate
As reported	$ 518	$ 2,732	19.0%
Non-GAAP adjustments (before tax):			
Executive separation agreement	-	479	-
Professional Fees for a non-recurring matter	-	1,183	-
Restatement costs	-	1,391	-
Tax effect of non-GAAP adjustments and assumed exchange of outstanding LLC Interests	(356)	-	-
Adjusted pro forma	$ 162	$ 5,785	**2.8%**
Less:			
Net tax impact from stock-based compensation	1,174	-	-
Adjusted pro forma (excluding windfall tax benefits)	$ 1,336	$ 5,785	**23.1%**

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INVESTOR CONTACT Melissa Calandruccio, ICR Michelle Michalski, ICR (844) Shack-04 (844-742-2504) investor@shakeshack.com MEDIA CONTACT Meg Davis, Shake Shack mcastranova@shakeshack.com CONTACT INFORMATION